May 15, 2007

STRATEGIC FUNDS, INC.:
Dreyfus Premier New Leaders Fund

Supplement to the Prospectus
Dated May 1, 2007

The following information supersedes and replaces the first two sentences of the second paragraph contained in the Prospectus under the heading “The Fund --Goal/Approach”:

The fund defines “small and midsize companies” as companies
included in the Russell Midcap Index at the time of purchase.
The fund may continue to own stocks subsequently removed
from the Index, but would not expect to do so for extended
periods due to the application of the portfolio managers’
quantitative investment process.

The following information supplements the information
contained in the Prospectus under the heading “The Fund --
Goal/Approach – Concepts to Understand”:

Russell MidCap Index: a leading benchmark index constructed
to provide a comprehensive barometer for the midcap segment of the U.S. stock market. As of March 30, 2007, the smallest and largest company included in the Index had market capitalizations of $1.17 billion and $21.87 billion, respectively, and the
weighted average and median market capitalizations of the Index were $8.84 billion and $4.44 billion, respectively. The Index is reconstituted annually to insure that larger stocks do not distort the characteristics of the Index.